UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1. Report to Shareholders

Tax-Free Short-Intermediate Fund	February 28, 2017

The views and opinions in this report were current as of February 28, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds were flat in our fiscal year ended February 28, 2017. In the first half of the period, municipal bonds posted strong returns as the asset class was supported by solid demand, manageable supply, and a flight-to-quality rally in late June stemming from the UK’s vote to leave the European Union. In the last six months of the reporting period, municipal and Treasury bonds sold off significantly following November’s U.S. presidential election. Weakness in the municipal market was further compounded by high issuance levels, fund outflows, and uncertainty around tax policy and regulatory reform. The T. Rowe Price Tax-Free Funds generally performed in line with their peer group averages. Their longer-term relative performance remains favorable.

ECONOMY AND INTEREST RATES

Although U.S. economic growth was fairly lackluster in 2016 as a whole, the economy showed improvement in the second half of the calendar year. According to the Commerce Department’s most recent estimate, fourth-quarter gross domestic product grew at an annualized pace of 1.9%. We expect a growth rate of around 2% to persist in the near term. Although the pace of employment growth moderated in 2016 compared with the last few years, the labor market remains strong, and wage growth has picked up. Inflation remains below the Federal Reserve’s 2% objective, but headline inflation has been rising, in part because commodity prices have rebounded from early-2016 lows. Core inflation, which excludes food and energy costs, has also been creeping higher.

The Fed kept the federal funds target rate in the 0.25% to 0.50% range for most of 2016. After warning the financial markets for several months that the case for raising short-term rates had “strengthened,” Fed officials lifted the fed funds target rate in December to a range of 0.50% to 0.75%—an increase of 25 basis points—citing an improving labor market and rising inflation. Shortly after our reporting period ended, the Fed decided to raise the fed funds rate again on March 15, to a range of 0.75% to 1.00%. T. Rowe Price Chief U.S. Economist Alan Levenson believes that the Fed is likely to watch the effects of its most recent rate increase on the economy and financial markets for at least a few months before deciding whether to raise rates again. He believes that the Fed is likely to raise rates two more times in 2017.

Longer-term Treasury and municipal yields fell through early summer but increased in the second half of 2016. They rose sharply in the last few months of 2016 in anticipation of a December Fed rate hike and potentially stimulative fiscal policies under the Trump administration that could lead to higher inflation and larger deficits. Long-term muni and Treasury yields stayed fairly close to their year-end 2016 levels in the first two months of 2017, as the probability of another rate hike in March increased.

With high-quality 30-year municipal bond yields slightly higher than the 30-year U.S. Treasury bond yield at the end of February, munis offered relative value for many fixed income investors on an after-tax basis. As an illustration of their attractiveness, on February 28, 2017, the 3.05% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 103% of the 2.97% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.39% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

## When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

**Tax-Exempt Yields and Taxable-Equivalent Yields**

| Tax-Exempt Yields | Taxable-Equivalent Yields<br>Your Federal Marginal Tax Bracket | | | | | |
|---|---|---|---|---|---|---|
| | 25.0% | 28.0% | 33.0% | 36.8%** | 38.8%** | 43.4%** |
| 1.0% | 1.3% | 1.4% | 1.5% | 1.6% | 1.6% | 1.8% |
| 1.5 | 2.0 | 2.1 | 2.2 | 2.4 | 2.5 | 2.7 |
| 2.0 | 2.7 | 2.8 | 3.0 | 3.2 | 3.3 | 3.5 |
| 2.5 | 3.3 | 3.5 | 3.7 | 4.0 | 4.1 | 4.4 |
| 3.0 | 4.0 | 4.2 | 4.5 | 4.8 | 4.9 | 5.3 |
| 3.5 | 4.7 | 4.9 | 5.2 | 5.5 | 5.7 | 6.2 |
| 4.0 | 5.3 | 5.6 | 6.0 | 6.3 | 6.5 | 7.1 |
| 4.5 | 6.0 | 6.3 | 6.7 | 7.1 | 7.4 | 8.0 |
| 5.0 | 6.7 | 6.9 | 7.5 | 7.9 | 8.2 | 8.8 |

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

*Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.*

MUNICIPAL MARKET NEWS

Total municipal bond issuance in 2016 was a record-setting $445 billion. Issuance had declined early in the year, but the pace of refunding deals quickened as issuers sought to take advantage of lower yields and refinance their older, higher-cost debt ahead of both the U.S. election and a potential rate hike by the Fed. After 54 consecutive weeks of inflows to municipal bond funds, flows turned negative in mid-October, and sizable outflows continued through the end of 2016. Flows turned positive in the first two months of 2017.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks as the magnitude of unfunded liabilities becomes more conspicuous.

The results of the presidential election raised concerns about the impact that tax reform could have on the municipal bond asset class. Donald Trump campaigned on a promise to reduce the top individual marginal tax rate from 43.4% (including the additional 3.8% income tax that resulted from the Affordable Care Act) to 33%. Other proposals, including lower corporate tax rates and bank regulatory changes, could also impact demand for municipal bonds. While it is too early to tell which provisions will be included in a tax reform bill, Trump has indicated he will not eliminate the tax exemption of municipal bonds. We believe the attractiveness of the municipal asset class will endure, even at lower marginal tax rates. Another result of the November vote was the election of Ricardo Rosselló as governor of Puerto Rico, which is struggling to return to fiscal solvency after defaulting on more than $1 billion of its debt during the past 12 months. Rosselló is perceived as bondholder friendly by the market, and Puerto Rican bonds rallied following his win. However, after our reporting period ended, investors generally reacted unfavorably to a fiscal plan certified by the U.S. financial oversight board that prioritizes government services and pensions over payments to bondholders.

Performance was mixed across all the major segments of the muni market over the last year. Revenue bonds posted positive, but muted, returns and outperformed GO debt. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform generally, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, high yield tobacco bonds outpaced the broad muni index by a wide margin for the period, despite losing nearly 8% in the fourth quarter of 2016. Most remaining subsectors produced low positive returns, led by housing and industrial revenue/pollution control revenue. Education revenue bonds edged lower.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.08% during the 12 months ended February 28, 2017, compared with 0.19% for the Lipper Tax-Exempt Money Market Funds Index.

Money fund reform—mandated by the Securities and Exchange Commission—was completed in October 2016, leading to significant fund consolidation as well as asset movements. Tax-exempt money market assets under management industrywide dropped significantly during the period leading up to the reform deadline, falling by almost 50% to just over $127 billion, according to iMoneyNet. However, nearly $4 billion has returned to the asset class since October. The amount of assets that return going forward will be an important determinant of the overall level of yields the market offers.

With money fund reform now behind us, money markets are back to focusing on the Fed and the timing of future rate increases. The Fed’s December 2016 rate increase had minimal impact on municipal money market rates. This was due in part to the continued uncertainty about when the next rate increase would occur as well as to the supply/demand imbalances persisting in the shorter-maturity portion of our market. In particular, municipal variable rate demand notes (VRDNs) remain attractive alternatives for taxable money funds due to their liquidity and yields comparable to taxable rates. In order to sustain the additional demand coming from taxable money funds, municipal money market yields have been supported at higher levels than might be expected, benefiting tax-free money funds. As shown in the Portfolio Composition table, VRDNs made up the largest portion of the fund’s net assets (41%) at the end of the period.

Overnight and seven-day VRDN yields finished the period at 0.56% and 0.65%, respectively, a marginal increase since our last report six months ago. Yields on one-year maturities did move higher in response to the Fed, increasing by 28 basis points to 0.80%. Uncertainty about the timing and pace of subsequent Fed moves resulted in a drop in demand for longer-maturity money market securities. Thus, the money market yield curve steepened as the rates offered by shorter-term securities remained anchored while longer-maturity yields repriced higher.

As always, credit quality plays a major role in the management of the fund. As a policy, we favor highly rated securities, such as hospital and education revenue bonds, as well as GO debt. Some prominent positions in the portfolio include Methodist Hospital, Colorado Education Loans, and the Texas A&M University System. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Recent economic data suggest a firming economy, though risks to that outlook remain. Still, it would not be unreasonable to expect two or three additional rate hikes by the Fed during the remainder of 2017, which should translate into higher yields for money fund investors. As always, we remain committed to managing a highly liquid, diversified portfolio focused on stability of principal, which we deem of utmost importance to our valued shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned -0.26% during the 12-month reporting period versus -0.18% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance is also shown in the table for the Advisor Class, which has a different fee structure.) The portfolio’s relatively long-duration positioning detracted from relative performance as interest rates increased. The fund’s net asset value per share was $5.58 at the end of February, down from $5.67 at the beginning of the fiscal year. Dividends per share contributed $0.08 to the fund’s total return during the 12-month period.

The fund’s duration was longer than the average duration of its peer group through most of the reporting period. Our duration peaked at 3.0 years and ended the 12-month period at 2.9 years. This positioning weighed on relative returns as interest rates increased. As for yield curve positioning, most of our new purchases were designed to reduce the portfolio’s underweight to bonds maturing in three to seven years. We executed this positioning shift to take advantage of the higher yields offered in that segment of the curve by selling securities within one year of maturity. We believe that we are well positioned for a rising rate environment, as 40% of the fund matures within two years, allowing us to reinvest the proceeds at higher yields.

While our preference for revenue bonds over GOs remains intact as a result of our concerns about the considerable unfunded pension and OPEB liabilities that many state and local government issuers face, it has become challenging to find opportunities in revenue debt over the past couple of years in the short- to intermediate-term municipal market. As a result, we are overweight GOs from high-quality states that do not have large near-term pension funding problems, including Washington, Florida, and North Carolina. We also initiated a small position in Pennsylvania GO bonds in the new issue market as we felt we were being compensated for the associated pension risk. We were encouraged that Pennsylvania passed its budget on time and exhibited an improvement in pension funding practices. The portfolio’s underweight to the prerefunded debt sector contributed to relative performance over the last 12 months as the high-quality but lower-yielding sector slightly underperformed the broad municipal market.

Within the revenue sector, health care and transportation remained the fund’s largest allocations and overweights relative to the index. The two sectors together accounted for about 28% of the fund’s net assets at the end of the reporting period. We continue to like the fundamental credit quality of both health care and transportation revenue bonds. However, credit spreads in these sectors have moved to very narrow levels. While we do not anticipate reducing our exposure to health care or transportation, we have not been finding much value given their tight spread levels.

TAX-FREE INCOME FUND

The fund returned 0.25% during the 12-month period ended February 28, 2017, versus 0.18% for the Lipper peer group average, which measures the performance of competing funds. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s short relative duration positioning relative to its peers was the primary driver of outperformance as yields increased. The fund’s net asset value per share was $10.07 at the end of February, down from $10.42 at the beginning of the fiscal year. Dividends per share contributed $0.38 to the fund’s total return during the 12-month period.

The last six months of the reporting period were difficult for tax-exempt bonds as rates rose fairly sharply following November’s U.S. presidential election. The fund’s duration was little changed, ending the period at 4.4 years. Our duration was shorter than the duration of the Bloomberg Barclays Municipal Bond Index and the Lipper peer group. This positioning was beneficial to relative performance as rates increased over the period.

As for yield curve positioning, we believe that longer-maturity revenue bonds with mid-range credit quality represent the best long-term value in the municipal market. As a result, we maintained our overweight in bonds with maturities of 15 years and longer. Our purchases over the reporting period were concentrated in securities with maturities of 20 years and longer. This extended the fund’s weighted average maturity to 16.2 years from 15.9 years at the beginning of the period. Overall, we are seeking the right balance between investing for higher yields and keeping interest rate risk in the low to moderate range.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Within the revenue sector, health care and transportation, which typically offer above-average yields, remained our largest allocations and together made up 46% of the fund’s net assets at the end of the reporting period. New securities recently purchased in both sectors include bonds issued by MD Health and Higher Education Authority Adventist Healthcare Group and Sacramento County CA Airport System. Our overweight to health care modestly detracted from relative returns over the period. The hospital sector experienced some weakness following the presidential election as market participants tried to ascertain the effects of a repeal and replacement of the Affordable Care Act (ACA) on the industry’s credit fundamentals. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms, creating a larger allocation to prerefunded bonds in the portfolio. Our newly refunded holdings typically see a rise in valuation due to their upgrade in credit quality, which helped cushion losses as rates began increasing during the second half of the reporting period. Prerefunded bonds are the highest-quality bonds in our market and typically have maturities of five years or less. The fund’s exposure to this sector ticked up over the last 12 months and now represents an overweight position. This provides the fund with a modest addition of liquidity in addition to cash. We believe this is appropriate within the recent volatile rate environment, and it leaves us well positioned to take advantage of rising interest rates.

The fund’s credit quality profile was largely unchanged during the reporting period. We maintained an overweight to A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. We kept modest exposure to below investment-grade and unrated bonds.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted a return of 1.64% for the 12-month period ended February 28, 2017, versus 1.59% for our Lipper peer group. (The return for the Advisor Class, which has a different fee structure, is also shown in the table.) The fund’s net asset value per share was $11.77 at the end of February, down from $12.02 at the beginning of the reporting period, and dividends per share contributed $0.45 to the fund’s total return during the 12-month period.

The municipal market experienced remarkable swings over the past 12 months. For much of that period, strong cash flows into high yield municipal bond funds, persistently low interest rates, and a benign growth and inflation outlook provided steady demand for lower-rated bonds. Those underpinnings were quickly removed following the presidential election, as market participants started to anticipate reflationary fiscal policies and higher interest rates. Investors also began to worry about how potential changes in the tax code and a repeal of the ACA would affect demand for municipal bonds.

We maintained significant exposure to health care issuers, including both hospital revenue bonds and life care (continuing care retirement communities (CCRCs)) debt. The hospital sector performed strongly for much of 2016 but experienced notable turbulence following the presidential election as market participants tried to ascertain the effects of a repeal and replacement of the ACA on the industry’s credit quality. Several of our individual hospital bonds outpaced the general market, as the environment of relatively low interest rates and thinner risk premiums allowed the issuers to refinance older and costlier debt in the autumn of 2016. These names included Care New England (Rhode Island), Doctors Hospital (Maryland), Union Hospital (Indiana), Adventist Healthcare (Maryland), and Barnabas Health (New Jersey). Our life care holdings continued to generate considerable excess yield versus other areas of the municipal market. However, our participation in some new life care deals in the fall—including Presbyterian Retirement (Washington) and Masonic Homes (Kentucky)—detracted from performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We added to our holdings of industrial development and pollution control revenue bonds backed by corporations. This exposure benefited the fund’s relative returns. Our holdings of bonds backed by U.S. Steel and AK Steel rallied sharply as prospects for the steel industry brightened with the rebound in energy prices. The fund’s Dow Chemical- and National Gypsum-backed debt also produced solid results. This was particularly true during the postelection sell-off, when their high-coupon, defensive structures provided a strong performance cushion.

We continued to favor transportation revenue bonds issued for airports and toll roads. We believe that these key infrastructure sectors provide solid credit quality, benefit from limited competition, and are well insulated from the public pension challenges plaguing many GO issuers. Our holdings in Chicago O’Hare (Customer Facility Charge) and Detroit Metro Airport revenue bonds performed well. While we like the risk/return trade-off in toll road revenue debt, several of our toll road holdings underperformed as their long maturities left them more exposed to the sharp rise in rates in the fourth quarter.

We remain wary of state and local GOs and believe that the municipal market will act more punitively toward borrowers who fail to address the challenges of underfunded public pensions and other long-term liabilities. Our analysis counters a long-held notion that GOs are the safest bonds in the marketplace. Our strong research in this area allowed us to sidestep many of the problems experienced by Puerto Rico. However, we added some modest positions in “fallen angel” GOs (issuers downgraded to noninvestment-grade status), including the City of Chicago, which passed a recent property tax hike to partially address its budget challenges. These bonds performed well.

The fund had more exposure to longer-duration bonds than its peers, which accounted for its relative outperformance as yields on long-term debt increased less than yields on shorter-term munis. However, our underweight positioning in tobacco securitization bonds and conservative security selection in the sector were significant detractors from our relative performance. For years, tobacco consumption has declined at a rate far outpacing projections, leading to multi-notch credit rating downgrades in these securities. More recently, the consumption decline has not been as steep while low interest rates, an issuer-friendly yield curve, and tight credit spreads enabled some of the lowest-quality tobacco bond issuers to restructure and reissue debt with limited market penalty. As a result, several of the riskiest and most highly levered tobacco debt structures rebounded sharply (over 10%) in 2016, far outpacing any other segment of the muni market.

While the potential policy changes from the new administration in Washington, D.C., have created significant uncertainty, we believe that periods of greater uncertainty provide opportunities for patient, long-term investors with strong research capabilities. We will continue to rely on our proven investment process to uncover opportunities in medium- and lower-quality municipals.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

The Intermediate Tax-Free High Yield Fund generated a return of 0.78% for the 12-month period ended February 28, 2017, versus 1.59% for our Lipper peer group average. (The return for the Advisor Class, which has a different fee structure, is also shown in the table.) The fund’s net asset value per share was $10.15 at the end of February, down from $10.35 at the beginning of the reporting period, and dividends per share contributed $0.27 to the fund’s total return during the 12-month period.

The municipal market experienced remarkable swings over the past 12 months. For much of that period, strong cash flows into high yield municipal bond funds, persistently low interest rates, and a benign growth and inflation outlook provided steady demand for lower-rated bonds. Those underpinnings were quickly removed following the presidential election, as market participants started to anticipate reflationary fiscal policies and higher interest rates. Investors also began to worry about how potential changes in the tax code and a repeal of the ACA would affect demand for municipal bonds.

Our underweight positioning in tobacco securitization bonds and conservative security selection in the strongly performing sector accounted for some of the fund’s relative underperformance. For years, tobacco consumption has declined at a rate far outpacing projections, leading to multi-notch credit rating downgrades in these securities. More recently, the consumption decline has not been as steep, while low interest rates, an issuer-friendly yield curve, and tight credit spreads enabled some of the lowest-quality tobacco bond issuers to restructure and reissue debt with limited market penalty. As a result, several of the riskiest and most highly levered tobacco debt structures rebounded sharply (over 10%) in 2016, far outpacing any other segment of the muni market.

The fund’s duration is significantly shorter than the average duration of its Lipper peers as a result of our intermediate-term mandate. The fund’s Lipper peer group encompasses all tax-free high yield funds regardless of targeted duration or maturity. This shorter-term positioning weighed on relative returns as yields on short- and intermediate-term bonds increased more than yields on long-term securities.

We maintained significant exposure to health care revenue bonds issued on behalf of not-for-profit hospitals and CCRCs. The hospital sector performed strongly for much of 2016 as low interest rates and consistent demand for yield pushed prices higher. However, the yield premium on hospital debt shifted higher following the presidential election as market participants tried to ascertain the effects of a repeal and replacement of the ACA on the industry’s credit quality. Our overweight in life care bonds contributed to results as the segment outpaced the general market. Bonds issued for the Amsterdam at Harborside (New York) fared particularly well as prospects for the facility improved and their high-coupon structure provided a solid buffer against higher rates. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s overweight in industrial development and pollution control revenue bonds backed by corporations benefited the fund’s relative returns. Our holdings of bonds backed by U.S. Steel rallied sharply as prospects for the steel industry brightened with the rebound in energy prices. The fund’s Westlake Chemical- and British Petroleum-backed debt also produced solid results. This was particularly true during the postelection sell-off, when their high-coupon, defensive structures provided a strong performance cushion.

We continued to favor transportation revenue bonds issued for airports and toll roads. We believe that these key infrastructure sectors provide solid credit quality, benefit from limited competition, and are well insulated from the public pension challenges plaguing many GO issuers. Our holdings in Charlotte Douglas Airport (North Carolina) and Cleveland Airport revenue bonds performed well. While we like the risk/return trade-off in toll road revenue debt, several of our toll road holdings detracted from relative returns, including Elizabeth River Crossing (Virginia) and North Texas Tollway bonds.

We remain wary of state and local GOs and believe that the municipal market will act more punitively toward borrowers who fail to address the challenges of underfunded public pensions and other long-term liabilities. Our analysis counters a long-held notion that GOs are the safest bonds in the marketplace. Our strong research in this area allowed us to sidestep many of the problems experienced by Puerto Rico. While we have very limited exposure to GOs, we added a modest position in the City of Chicago, which recently passed a property tax hike to partially address its budget challenges. These bonds performed well.

We believe the fund is ideal for investors who are comfortable with carefully selected medium- and lower-quality munis but are more concerned with the volatility that potentially higher rates may bring. While the possible policy changes from the new administration in Washington, D.C., have created significant uncertainty, we believe that periods of greater uncertainty provide opportunities for patient, long-term investors with strong research capabilities. We will continue to rely on our proven investment process to uncover opportunities in medium- and lower-quality municipals.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainties surrounding tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, in our view, fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest and believe we could remain in a relatively low-rate environment for some time. Moreover, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund and Intermediate Tax-Free High Yield Fund

March 22, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Bloomberg Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Bloomberg Barclays 65% High-Grade/35% High-Yield Index: An index that tracks Bloomberg Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Bloomberg Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index: An index that tracks Bloomberg Barclays indexes of both investment-grade and below investment-grade intermediate maturity municipal debt instruments.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, S&P designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits liability (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates—to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund and Tax-Free High Yield Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Free Income Fund and Intermediate Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

## Quarter-End Returns

| Periods Ended 12/31/16 | SEC Yield (7-Day Simple)* | SEC Yield (7-Day Simple)–Unsubsidized | 1 Year | 5 Years | 10 Years | Since Inception | Inception Date |
|---|---|---|---|---|---|---|---|
| Tax-Exempt Money Fund | 0.16% | 0.16% | 0.06% | 0.02% | 0.54% | – | – |
| Tax-Free Short-Intermediate Fund | – | – | -0.30 | 1.06 | 2.59 | – | – |
| Tax-Free Short-Intermediate Fund–Advisor Class | – | – | -0.66 | – | – | 0.40% | 8/8/12 |
| Tax-Free Short-Intermediate Fund–I Class | – | – | – | – | – | 0.31 | 11/29/16 |
| Tax-Free Income Fund | – | – | 0.32 | 3.70 | 4.16 | – | – |
| Tax-Free Income Fund–Advisor Class | – | – | -0.12 | 3.32 | 3.81 | – | – |
| Tax-Free High Yield Fund | – | – | 1.38 | 5.61 | 4.45 | – | – |
| Tax-Free High Yield Fund–Advisor Class | – | – | 1.49 | – | – | 3.86 | 8/8/12 |
| Tax-Free High Yield Fund–I Class | – | – | – | – | – | 0.37 | 11/29/16 |
| Intermediate Tax-Free High Yield Fund | – | – | 0.85 | – | – | 2.93 | 7/24/14 |
| Intermediate Tax-Free High Yield Fund–Advisor Class | – | – | 0.74 | – | – | 2.79 | 7/24/14 |

*Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor and I Class shares, 1-800-638-8790. The performance information shown does not reflect the deduction of a 2% redemption fee on shares of the Tax-Free High Yield Fund and the Intermediate Tax-Free High Yield Fund held for 90 days or less. If it did, the performance would be lower.*

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

## Investor Class

| | Year Ended 2/28/17 | 2/29/16 | 2/28/15 | 2/28/14 | 2/28/13 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 5.67 | $ 5.66 | $ 5.68 | $ 5.72 | $ 5.71 |
| Investment activities | | | | | |
| Net investment income(1) | 0.08 | 0.08 | 0.08 | 0.09 | 0.10 |
| Net realized and unrealized gain / loss | (0.09) | 0.01 | (0.02) | (0.04) | 0.01 |
| Total from investment activities | (0.01) | 0.09 | 0.06 | 0.05 | 0.11 |
| Distributions | | | | | |
| Net investment income | (0.08) | (0.08) | (0.08) | (0.09) | (0.10) |
| Net realized gain | – | –(2) | –(2) | –(2) | –(2) |
| Total distributions | (0.08) | (0.08) | (0.08) | (0.09) | (0.10) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 5.58** | **$ 5.67** | **$ 5.66** | **$ 5.68** | **$ 5.72** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return(3)** | **(0.26)%** | **1.56%** | **1.16%** | **0.89%** | **1.92%** |
| Ratio of total expenses to average net assets | 0.49% | 0.49% | 0.49% | 0.50% | 0.49% |
| Ratio of net investment income to average net assets | 1.33% | 1.37% | 1.46% | 1.54% | 1.69% |
| Portfolio turnover rate | 27.4% | 14.9% | 18.7% | 20.0% | 16.8% |
| Net assets, end of period (in millions) | $ 1,927 | $ 2,092 | $ 2,119 | $ 1,982 | $ 2,012 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout the period

## Advisor Class

| | Year Ended 2/28/17 | 2/29/16 | 2/28/15 | 2/28/14 | 8/8/12 Through 2/28/13 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 5.66 | $ 5.65 | $ 5.67 | $ 5.71 | $ 5.71 |
| Investment activities | | | | | |
| Net investment income[1] | 0.06[6] | 0.06[2] | 0.06[2] | 0.07[2] | 0.03[2] |
| Net realized and unrealized gain / loss | (0.08) | 0.01 | (0.02) | (0.04) | 0.01 |
| Total from investment activities | (0.02) | 0.07 | 0.04 | 0.03 | 0.04 |
| Distributions | | | | | |
| Net investment income | (0.06) | (0.06) | (0.06) | (0.07) | (0.04) |
| Net realized gain | – | –[3] | –[3] | –[3] | –[3] |
| Total distributions | (0.06) | (0.06) | (0.06) | (0.07) | (0.04) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 5.58** | **$ 5.66** | **$ 5.65** | **$ 5.67** | **$ 5.71** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[4]** | **(0.44)%** | **1.20%** | **0.80%** | **0.54%** | **0.75%** |
| Ratio of total expenses to average net assets | 0.84%[6] | 0.85%[2] | 0.85%[2] | 0.85%[2] | 0.85%[2][5] |
| Ratio of net investment income to average net assets | 0.99%[6] | 1.01%[2] | 1.10%[2] | 1.20%[2] | 1.23%[2][5] |
| Portfolio turnover rate | 27.4% | 14.9% | 18.7% | 20.0% | 16.8% |
| Net assets, end of period (in thousands) | $ 11,575 | $ 6,835 | $ 10,415 | $ 6,179 | $ 1,285 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 6/30/17.

(3) Amounts rounded to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

(6) See Note 5. Includes expenses repaid (0.02% of average net assets) related to its contractual expense limitation.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

| | Par | $ Value |
|---|---|---|
| **MUNICIPAL SECURITIES 99.2%** | | |
| **Arizona 0.7%** | | |
| Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/18 | 1,995 | 2,065 |
| Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/19 | 3,500 | 3,737 |
| Maricopa County, Banner Health Group, Series A 5.00%, 1/1/20 | 2,025 | 2,233 |
| Maricopa County, Banner Health Group, Series A 5.00%, 1/1/21 | 1,900 | 2,147 |
| Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/17 | 3,640 | 3,701 |
| | | 13,883 |
| **Arkansas 0.1%** | | |
| Univ. of Arkansas, Athletic Fac., Fayetteville Campus, Series A 3.00%, 9/15/17 | 500 | 506 |
| Univ. of Arkansas, Athletic Fac., Fayetteville Campus, Series A 5.00%, 9/15/18 | 500 | 531 |
| | | 1,037 |
| **California 9.7%** | | |
| Bay Area Toll Auth., Series B, 1.50%, 4/1/47 (Tender 4/2/18) | 4,100 | 4,114 |
| California, Economic Recovery, Series A, 5.00%, 7/1/18 (1) | 8,190 | 8,650 |
| California, Economic Recovery, Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (2) | 4,450 | 4,889 |
| California, Economic Recovery, Unrefunded Balance Series A, 5.00%, 7/1/18 (1) | 2,360 | 2,493 |
| California, Economic Recovery, Unrefunded Balance Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (2) | 2,550 | 2,801 |
| California, GO, 5.00%, 10/1/22 | 17,290 | 20,298 |
| California, Refunding, GO, 5.00%, 10/1/22 | 4,000 | 4,696 |
| California, GO, 5.00%, 10/1/23 | 2,000 | 2,373 |
| California, GO, 5.00%, 11/1/23 | 10,500 | 12,474 |
| California, GO, 5.25%, 9/1/22 | 10,175 | 12,061 |
| California, Index Floating Rate Bond, Series B, GO 1.306%, 12/1/31 (Tender 12/1/21) | 3,750 | 3,755 |

| | | |
|---|---|---|
| California, Series B, GO, 5.00%, 8/1/18 | 10,500 | 11,119 |
| California, Series B, GO, 5.00%, 8/1/19 | 2,000 | 2,188 |
| California, Various Purpose, GO, 5.00%, 10/1/17 | 4,500 | 4,616 |
| California, Various Purpose, GO, 5.00%, 4/1/18 | 8,500 | 8,891 |
| California, Various Purpose, GO, 5.00%, 6/1/18 (Prerefunded 6/1/17) (2)(3) | 1,000 | 1,011 |
| California, Various Purpose, GO, 5.00%, 9/1/21 | 5,875 | 6,788 |
| California, Various Purpose, GO, 5.00%, 4/1/22 | 1,185 | 1,378 |
| California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/19 | 4,450 | 4,836 |
| California HFA, Saint Joseph Health, Series C, 5.00%, 7/1/34 (Tender 10/18/22) | 5,000 | 5,743 |
| California Public Works Board, Judicial Council, Series A 4.00%, 3/1/19 | 3,000 | 3,175 |
| California Public Works Board, Judicial Council, Series A 5.00%, 3/1/20 | 1,000 | 1,111 |
| California Statewide CDA, Kaiser Permanente, Series C 5.00%, 11/1/29 (Tender 5/1/17) | 8,350 | 8,413 |
| Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/20 | 14,970 | 16,717 |
| Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/18 | 500 | 529 |
| Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/20 | 1,000 | 1,125 |
| Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21 | 750 | 864 |
| Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/18 (4) | 310 | 320 |
| Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/19 (4) | 1,550 | 1,651 |
| Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/20 (4) | 550 | 603 |
| San Buenaventura, Community Memorial Health System 5.25%, 12/1/17 | 1,625 | 1,665 |
| San Buenaventura, Community Memorial Health System 5.75%, 12/1/18 | 1,700 | 1,803 |

| | | |
|---|---|---|
| San Buenaventura, Community Memorial Health System 6.00%, 12/1/19 | 675 | 740 |
| San Francisco City & County Int'l. Airport, Gov't. Purpose Series C, 5.00%, 5/1/21 | 1,565 | 1,743 |
| San Francisco City & County Int'l. Airport, Gov't. Purpose Series C, 5.00%, 5/1/21 (Prerefunded 5/1/20) (2) | 1,160 | 1,299 |
| San Francisco City & County Int'l. Airport, Gov't. Purpose Series C, 5.00%, 5/1/22 | 2,750 | 3,061 |
| San Francisco City & County Int'l. Airport, Gov't. Purpose Series C, 5.00%, 5/1/22 (Prerefunded 5/1/20) (2) | 2,050 | 2,296 |
| San Mateo County Joint Powers Fin. Auth., Maple Street 5.00%, 6/15/17 | 1,000 | 1,013 |
| San Mateo County Joint Powers Fin. Auth., Maple Street 5.00%, 6/15/18 | 1,000 | 1,054 |
| Univ. of California Regents, Series AK, 5.00%, 5/15/48 (Tender 5/15/23) | 14,000 | 16,564 |
| Univ. of California Regents, Series AO, 5.00%, 5/15/19 | 4,000 | 4,353 |
| | | 195,273 |
| **Colorado 1.5%** | | |
| Colorado HFA, Catholic Health Initiatives, Series A 5.00%, 7/1/18 | 5,455 | 5,726 |
| Colorado HFA, Catholic Health Initiatives, Series B-1 5.00%, 7/1/26 | 975 | 1,075 |
| Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/18 | 250 | 252 |
| Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/21 | 375 | 382 |
| Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/22 | 400 | 407 |
| Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/23 | 750 | 803 |
| Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/24 | 630 | 672 |
| Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/25 | 600 | 641 |
| Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/26 | 550 | 587 |
| Denver City & County, Dedicated Tax, Series A, 5.00%, 8/1/22 | 2,000 | 2,330 |
| Denver City & County, Dedicated Tax, Series A, 5.00%, 8/1/23 | 2,300 | 2,713 |

| | | |
|---|---|---|
| Denver City & County Airport, 5.00%, 11/15/17 | 1,825 | 1,880 |
| Denver City & County Airport, Series A, 5.00%, 11/15/20 | 3,435 | 3,869 |
| Denver City & County Airport, Series B, 5.00%, 11/15/19 | 700 | 769 |
| Denver City & County Airport, Series B, 5.00%, 11/15/20 | 1,000 | 1,126 |
| Denver Convention Center Hotel Auth., 4.00%, 12/1/19 | 375 | 396 |
| Denver Convention Center Hotel Auth., 4.00%, 12/1/21 | 500 | 537 |
| Denver Convention Center Hotel Auth., 5.00%, 12/1/22 | 1,550 | 1,755 |
| E-470 Public Toll Highway, Series A, 1.44%, 9/1/39 (Tender 9/1/19) (5) | 1,500 | 1,500 |
| E-470 Public Toll Highway, Series A, 1.59%, 9/1/39 (Tender 9/1/21) (5) | 1,675 | 1,675 |
| E-470 Public Toll Highway, Series A, 5.00%, 9/1/19 | 900 | 980 |
| E-470 Public Toll Highway, Series A, 5.00%, 9/1/20 | 1,000 | 1,114 |
| | | 31,189 |
| **Connecticut 0.1%** | | |
| Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 10/1/17 | 2,250 | 2,307 |
| | | 2,307 |
| **District of Columbia 1.5%** | | |
| District of Columbia, Income Tax, Series A, 5.00%, 12/1/20 | 7,500 | 8,519 |
| District of Columbia, Series B, GO, 5.25%, 6/1/19 (6) | 2,500 | 2,736 |
| Metropolitan Washington Airports Auth., Series C 5.00%, 10/1/17 | 700 | 718 |
| Metropolitan Washington Airports Auth., Series C 5.00%, 10/1/21 | 1,025 | 1,180 |
| Washington D.C. Convention & Sports Auth., Series A 5.00%, 10/1/20 (6) | 5,360 | 5,379 |
| Washington D.C. Convention & Sports Auth., Series A 5.00%, 10/1/21 (6) | 6,895 | 6,919 |

| | | |
|---|---|---|
| Washington Metropolitan Area Transit Auth., Series A 4.00%, 7/1/19 | 4,725 | 4,917 |
| | | 30,368 |
| **Florida 9.6%** | | |
| Brevard County HFA, Health First, 5.00%, 4/1/18 | 425 | 442 |
| Brevard County HFA, Health First, 5.00%, 4/1/19 | 750 | 804 |
| Brevard County HFA, Health First, 5.00%, 4/1/20 | 530 | 581 |
| Brevard County HFA, Health First, 5.00%, 4/1/21 | 1,000 | 1,119 |
| Brevard County HFA, Health First, 5.00%, 4/1/23 | 1,650 | 1,889 |
| Broward County, Water & Sewer, Series B, 5.00%, 10/1/18 | 1,500 | 1,598 |
| Broward County Airport, Series P1, 5.00%, 10/1/22 (4) | 1,500 | 1,719 |
| Broward County Airport, Series Q1, 5.00%, 10/1/18 | 500 | 530 |
| Broward County Airport, Series Q1, 5.00%, 10/1/19 | 750 | 820 |
| Broward County School Board, Series A, COP, 5.00%, 7/1/21 | 1,000 | 1,136 |
| Florida, Board of Ed., Capital Outlay, Series A, GO 5.00%, 6/1/19 | 5,000 | 5,446 |
| Florida, Board of Ed., Capital Outlay, Series B, GO 5.00%, 6/1/20 | 5,000 | 5,612 |
| Florida, Board of Ed., Capital Outlay, Series C, GO 5.00%, 6/1/22 | 11,250 | 13,194 |
| Florida, Board of Ed., Capital Outlay, Series C, GO 5.00%, 6/1/25 | 5,610 | 6,659 |
| Florida, Board of Ed., Capital Outlay, Series E, GO 5.00%, 6/1/25 | 7,425 | 8,989 |
| Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/18 | 12,000 | 12,666 |
| Florida, Board of Ed., Lottery, Series 2011A, 5.00%, 7/1/20 | 3,000 | 3,367 |
| Florida, Board of Ed., Lottery, Series 2016A, 5.00%, 7/1/20 | 12,000 | 13,468 |
| Florida, Board of Ed., Lottery, Series E, 5.00%, 7/1/19 | 10,000 | 10,901 |
| Florida, Board of Ed., Lottery, Series E, 5.00%, 7/1/20 | 2,545 | 2,856 |
| Florida, Board of Ed., Public Ed., Series C, GO, 5.00%, 6/1/18 | 11,480 | 12,088 |

| | | |
|---|---|---|
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/17 | 2,110 | 2,141 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/18 | 3,500 | 3,692 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series 2014A, 5.00%, 7/1/19 | 2,440 | 2,659 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series 2016A, 5.00%, 7/1/19 | 5,000 | 5,449 |
| Florida Municipal Power Agency, All-Requirements Series A, 5.00%, 10/1/17 (6) | 6,755 | 6,922 |
| Florida Municipal Power Agency, All-Requirements Series A, 5.00%, 10/1/20 | 1,700 | 1,908 |
| Florida Municipal Power Agency, All-Requirements Power Supply, Series B, 5.00%, 10/1/17 | 500 | 512 |
| Florida Municipal Power Agency, All-Requirements Power Supply, Series B, 5.00%, 10/1/18 | 735 | 781 |
| Florida Municipal Power Agency, All-Requirements Power Supply, Series B, 5.00%, 10/1/19 | 525 | 575 |
| Florida Municipal Power Agency, All-Requirements Power Supply, Series B, 5.00%, 10/1/21 | 685 | 786 |
| Florida Municipal Power Agency, All-Requirements Power Supply, Series B, 5.00%, 10/1/22 | 1,265 | 1,467 |
| Jacksonville, Sales Tax, 5.00%, 10/1/17 | 2,000 | 2,051 |
| Jacksonville Electric Auth., Saint Johns River Power, Series 23 5.00%, 10/1/17 | 7,620 | 7,814 |
| Miami-Dade County, Aviation, Series A, 5.00%, 10/1/18 (4) | 1,810 | 1,915 |
| Miami-Dade County, Aviation, Series A, 5.00%, 10/1/19 (4) | 2,525 | 2,750 |
| Miami-Dade County, Aviation, Series A, 5.50%, 10/1/17 | 1,775 | 1,824 |
| Miami-Dade County, Aviation, Series B, 5.00%, 10/1/17 | 3,950 | 4,048 |
| Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/17 | 650 | 660 |
| Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/18 | 1,000 | 1,053 |
| Miami-Dade County Expressway Auth., Toll, Series B 5.00%, 7/1/21 | 2,070 | 2,356 |

| | | |
|---|---|---|
| Miami-Dade County Expressway Auth., Toll, Series B 5.00%, 7/1/22 | 1,500 | 1,731 |
| Orange County, Tourist Dev. Tax, Series A, 5.00%, 10/1/17 (3) | 9,165 | 9,394 |
| Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/18 | 1,420 | 1,467 |
| Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/19 | 1,000 | 1,069 |
| Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/20 | 1,000 | 1,069 |
| Orlando-Orange County Expressway Auth. Central Florida, 5.00%, 7/1/17 | 3,315 | 3,363 |
| Orlando-Orange County Expressway Auth. Central Florida, Series B, 5.00%, 7/1/20 (6) | 3,900 | 4,361 |
| Orlando-Orange County Expressway Auth. Central Florida, Series B, 5.00%, 7/1/20 | 2,000 | 2,233 |
| Reedy Creek Improvement Dist., Series A, GO, 4.00%, 6/1/17 | 1,700 | 1,714 |
| Reedy Creek Improvement Dist., Series A, GO, 5.00%, 6/1/18 | 2,500 | 2,625 |
| Reedy Creek Improvement Dist., Series A, GO, 5.00%, 6/1/19 | 2,800 | 3,034 |
| Reedy Creek Improvement Dist., Series A, GO, 5.00%, 6/1/20 | 1,000 | 1,115 |
| Tampa, Baycare Health System, Series A, 5.00%, 11/15/25 | 1,500 | 1,698 |
| Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center Series A, 4.00%, 9/1/17 | 400 | 407 |
| Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center Series A, 5.00%, 9/1/18 | 350 | 371 |
| | | 192,898 |
| **Georgia 3.1%** | | |
| Atlanta, Airport Revenue, Passenger Fac. Charge, Series B 5.00%, 1/1/20 | 2,000 | 2,208 |
| Atlanta, Airport Revenue, Series C, 5.00%, 1/1/19 | 2,000 | 2,144 |
| Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/18 | 795 | 824 |
| Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/19 | 840 | 900 |

| | | |
|---|---|---|
| DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/17 | 800 | 823 |
| DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/19 | 1,150 | 1,260 |
| DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/20 | 1,375 | 1,515 |
| Fulton County Dev. Auth., Woodruff Arts Center, Series B 5.25%, 3/15/24 | 2,500 | 2,685 |
| Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/21 | 1,040 | 1,173 |
| Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/25 | 245 | 283 |
| Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/21 | 705 | 797 |
| Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/23 | 500 | 580 |
| Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/24 | 750 | 877 |
| Georgia, Series B, GO, 5.00%, 7/1/19 | 2,375 | 2,594 |
| Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 4.00%, 8/1/19 | 1,325 | 1,406 |
| Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 4.00%, 8/1/20 | 2,835 | 3,061 |
| Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/24 | 4,535 | 5,241 |
| Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/25 | 4,760 | 5,491 |
| Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/27 | 1,500 | 1,687 |
| Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/19 | 3,960 | 4,189 |
| Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/20 | 175 | 189 |
| Municipal Electric Auth. of Georgia, Combined Cycle, Series A 5.00%, 11/1/17 | 2,200 | 2,263 |

| | | |
|---|---|---|
| Municipal Electric Auth. of Georgia, General Resolution Series B, 5.00%, 1/1/18 | 2,000 | 2,069 |
| Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/21 | 11,970 | 13,480 |
| Municipal Electric Auth. of Georgia, Vogtle Units 3 & 4, Series B 5.00%, 4/1/17 | 2,200 | 2,209 |
| Richmond County Board of Ed., GO, 5.00%, 10/1/17 | 2,250 | 2,308 |
| | | 62,256 |
| **Hawaii 0.3%** | | |
| Hawaii, Series EA, GO, 5.00%, 12/1/17 | 3,780 | 3,904 |
| Honolulu City & County, Series A, GO, 5.00%, 11/1/17 | 2,965 | 3,051 |
| | | 6,955 |
| **Illinois 3.2%** | | |
| Chicago, O'Hare Int'l. Airport, Series A, 5.00%, 1/1/22 (4) | 9,000 | 10,138 |
| Chicago, O'Hare Int'l. Airport, Series B, 5.00%, 1/1/23 | 3,750 | 4,338 |
| Chicago, O'Hare Int'l. Airport, Series C, 5.00%, 1/1/21 | 1,750 | 1,969 |
| Chicago, O'Hare Int'l. Airport, Series C, 5.00%, 1/1/22 | 1,700 | 1,943 |
| Chicago Water, 5.00%, 11/1/23 | 3,750 | 4,240 |
| Chicago Water, 5.00%, 11/1/24 | 3,850 | 4,365 |
| Chicago Water, Series A-1, 5.00%, 11/1/23 | 1,300 | 1,470 |
| Chicago Water, Series A-1, 5.00%, 11/1/24 | 460 | 522 |
| Illinois, GO, 5.00%, 2/1/18 | 1,200 | 1,234 |
| Illinois, GO, 5.00%, 2/1/19 | 2,550 | 2,659 |
| Illinois, GO, 5.00%, 7/1/19 | 4,000 | 4,199 |
| Illinois, GO, 5.00%, 2/1/20 | 2,550 | 2,685 |
| Illinois, GO, 5.00%, 1/1/21 (6) | 220 | 233 |
| Illinois, GO, 5.00%, 2/1/21 | 2,550 | 2,703 |
| Illinois Fin. Auth., Ascension Health Alliance Series E-2, 5.00%, 11/15/42 (Tender 5/1/17) | 2,500 | 2,519 |

| | | |
|---|---|---|
| Illinois Fin. Auth., Palos Community Hosp., Series A 5.00%, 5/15/20 (Prerefunded 5/15/17) (2) | 3,940 | 3,976 |
| Illinois Fin. Auth., Palos Community Hosp., Series C 5.00%, 5/15/20 | 2,250 | 2,488 |
| Illinois Unemployment Insurance Fund, Series B 5.00%, 12/15/17 | 2,510 | 2,519 |
| Metropolitan Pier & Exposition Auth., McCormick Place Series B, 5.00%, 12/15/20 | 4,500 | 4,852 |
| Northern Illinois Municipal Power Agency, Series A 5.00%, 12/1/18 | 610 | 646 |
| Northern Illinois Municipal Power Agency, Series A 5.00%, 12/1/19 | 850 | 924 |
| Northern Illinois Municipal Power Agency, Series A 5.00%, 12/1/20 | 850 | 941 |
| Northern Illinois Municipal Power Agency, Series A 5.00%, 12/1/22 | 1,675 | 1,907 |
| | | 63,470 |
| **Indiana 0.8%** | | |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/17 | 1,000 | 1,021 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/19 | 550 | 596 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/20 | 655 | 723 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21 | 1,295 | 1,455 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/22 | 640 | 725 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23 | 815 | 928 |
| Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24 | 845 | 965 |
| Indiana Fin. Auth., Sisters of Saint Francis Health Series A, 5.00%, 11/1/18 | 3,885 | 4,129 |
| Indiana Fin. Auth., Sisters of Saint Francis Health Series A, 5.00%, 11/1/20 | 2,950 | 3,223 |
| Indiana Fin. Auth., Univ. Health, 5.00%, 3/1/17 | 1,930 | 1,931 |
| | | 15,696 |

| | | |
|---|---|---|
| **Kansas 0.1%** | | |
| Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/17 (1) | 1,000 | 1,030 |
| Wichita, Via Christi Health, Series X, 5.00%, 11/15/17 (1) | 1,500 | 1,545 |
| | | 2,575 |
| **Kentucky 1.1%** | | |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.25%, 6/1/20 | 4,350 | 4,695 |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.75%, 6/1/25 | 4,460 | 4,899 |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series B, 5.00%, 6/1/21 | 1,235 | 1,344 |
| Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, BAN, 5.00%, 7/1/17 | 6,380 | 6,456 |
| Russell, Bon Secours Health System, 5.00%, 11/1/22 | 3,555 | 4,149 |
| | | 21,543 |
| **Louisiana 0.2%** | | |
| New Orleans Sewage, 5.00%, 6/1/17 | 1,000 | 1,011 |
| Tobacco Settlement Fin. Corp., Series A, 5.00%, 5/15/22 | 1,685 | 1,886 |
| Tobacco Settlement Fin. Corp., Series A, 5.00%, 5/15/23 | 1,000 | 1,132 |
| | | 4,029 |
| **Maryland 8.7%** | | |
| Anne Arundel County, Consolidated Water and Sewer, GO 4.00%, 4/1/19 | 840 | 892 |
| Baltimore City, Consolidated Public Improvement, Series B, GO 5.00%, 10/15/17 | 1,000 | 1,027 |
| Baltimore City, Wastewater, Series E, 5.00%, 7/1/20 | 2,225 | 2,496 |
| Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/19 | 7,090 | 7,764 |
| Baltimore County, Metropolitan Dist., Series B, GO 5.00%, 8/1/19 | 5,045 | 5,525 |

| | | |
|---|---|---|
| Baltimore County, Water, Series C, 5.00%, 7/1/20 | 1,095 | 1,228 |
| Baltimore County, Water, Series C, 5.00%, 7/1/21 | 1,555 | 1,781 |
| Frederick, Public Improvement, GO, 5.00%, 9/1/19 | 4,470 | 4,906 |
| Gaithersburg, Economic Dev., 5.00%, 1/1/21 (7) | 6,690 | 7,278 |
| Maryland, Series B, 5.00%, 8/1/20 (Prerefunded 8/1/19) (2) | 3,345 | 3,660 |
| Maryland, State & Local Fac., Series A, GO, 5.00%, 3/1/19 | 4,815 | 5,201 |
| Maryland, State & Local Fac., Series C, GO, 5.00%, 11/1/18 | 7,000 | 7,478 |
| Maryland DOT, 5.00%, 5/1/19 | 3,100 | 3,367 |
| Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20 | 1,015 | 1,073 |
| Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20 | 2,565 | 2,711 |
| Maryland Economic Dev. Corp., Purple Line Light Rail, Series A 5.00%, 3/31/24 (4) | 4,670 | 5,212 |
| Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/24 (4) | 250 | 284 |
| Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/29 (4) | 790 | 883 |
| Maryland HHEFA, Adventist Healthcare, Series A 5.25%, 1/1/25 | 1,000 | 1,126 |
| Maryland HHEFA, Adventist Healthcare, Series A 5.50%, 1/1/26 | 1,000 | 1,150 |
| Maryland HHEFA, Adventist Healthcare, Series A 5.50%, 1/1/27 | 2,500 | 2,893 |
| Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/18 | 800 | 833 |
| Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/19 | 1,645 | 1,754 |
| Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/20 | 1,000 | 1,121 |
| Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/17 | 2,125 | 2,156 |
| Maryland HHEFA, Greater Baltimore Medical Center 5.25%, 7/1/24 | 400 | 452 |
| Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/17 | 1,230 | 1,248 |
| Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18 | 1,970 | 1,997 |

| | | |
|---|---|---|
| Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18 (Prerefunded 7/1/17) (2) | 340 | 345 |
| Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A 5.00%, 7/1/25 | 500 | 567 |
| Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A 5.00%, 7/1/27 | 500 | 561 |
| Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/17 | 1,630 | 1,671 |
| Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/18 | 1,205 | 1,281 |
| Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/19 (Prerefunded 1/1/18) (2) | 3,495 | 3,617 |
| Maryland HHEFA, Washington County Hosp., 5.25%, 1/1/22 (Prerefunded 1/1/18) (2) | 2,730 | 2,831 |
| Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/28 (Prerefunded 1/1/18) (2) | 3,700 | 3,860 |
| Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21 | 4,040 | 4,550 |
| Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23 | 9,000 | 10,286 |
| Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/24 | 750 | 859 |
| Maryland HHEFA, Western Maryland Health 5.25%, 7/1/26 | 1,500 | 1,732 |
| Maryland Transportation Auth., BWI Airport, Series A 5.00%, 3/1/18 | 4,185 | 4,353 |
| Montgomery County, Metrorail Parking Garage, 5.00%, 6/1/17 | 1,780 | 1,800 |
| Montgomery County, Public Improvement, Series A, GO 5.00%, 11/1/18 | 12,960 | 13,845 |
| Montgomery County, Series B, GO, 5.00%, 11/1/21 | 10,000 | 11,613 |
| Prince George's County, Consolidated Public Improvement Series B, GO, 5.00%, 7/15/19 | 2,520 | 2,560 |
| Univ. of Maryland, Auxiliary Fac. & Tuition, Series B 5.00%, 4/1/19 | 4,000 | 4,330 |
| Univ. of Maryland, Auxiliary Fac. & Tuition, Series D 5.00%, 10/1/18 | 3,905 | 4,158 |
| Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/20 | 3,000 | 3,269 |

| | | |
|---|---|---|
| Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 5.00%, 6/1/19 | 11,000 | 11,980 |
| Washington Suburban Sanitary Dist., Consolidated Public Improvement, Series A, GO, 4.00%, 6/1/19 | 6,075 | 6,481 |
| | | 174,045 |
| **Massachusetts 2.0%** | | |
| Massachusetts, Series A, GO, 5.00%, 4/1/18 | 5,000 | 5,230 |
| Massachusetts, Series B, GO, 5.00%, 8/1/18 | 5,000 | 5,295 |
| Massachusetts, Series F, GO, 5.00%, 11/1/25 | 10,000 | 11,714 |
| Massachusetts Dev. Fin. Agency, Berkshire Health, Series G 5.00%, 10/1/17 | 1,235 | 1,265 |
| Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/22 (4) | 2,000 | 2,230 |
| Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/23 (4) | 2,000 | 2,242 |
| Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/24 (4) | 2,000 | 2,242 |
| Massachusetts Port Auth., Series B, 4.00%, 7/1/18 | 500 | 521 |
| Massachusetts Port Auth., Series B, 4.00%, 7/1/20 | 1,000 | 1,090 |
| Massachusetts Port Auth., Series B, 5.00%, 7/1/17 | 175 | 178 |
| Massachusetts Port Auth., Series B, 5.00%, 7/1/19 | 655 | 714 |
| Massachusetts School Building Auth., Series A 5.00%, 5/15/17 | 1,200 | 1,211 |
| Massachusetts School Building Auth., Series B 5.00%, 8/15/17 | 3,000 | 3,061 |
| Massachusetts School Building Auth., Series B 5.00%, 8/15/18 | 4,000 | 4,242 |
| | | 41,235 |
| **Michigan 0.8%** | | |
| Michigan Building Auth., Series I, 5.00%, 10/15/20 | 2,250 | 2,534 |
| Michigan Building Auth., Series I, 5.00%, 10/15/21 | 1,000 | 1,151 |
| Michigan Building Auth., Series I, 5.00%, 4/15/22 | 750 | 867 |

| | | |
|---|---|---|
| Michigan Fin. Auth., Henry Ford Health System 5.00%, 11/15/19 | 425 | 463 |
| Michigan Fin. Auth., Henry Ford Health System 5.00%, 11/15/20 | 325 | 362 |
| Michigan Fin. Auth., Henry Ford Health System 5.00%, 11/15/21 | 925 | 1,047 |
| Michigan Fin. Auth., Henry Ford Health System 5.00%, 11/15/22 | 1,475 | 1,688 |
| Michigan Fin. Auth., Revolving Fund, Clean Water 5.00%, 10/1/18 | 7,000 | 7,461 |
| | | 15,573 |
| **Minnesota 2.7%** | | |
| Minnesota, General Fund, Series B, 5.00%, 3/1/18 | 5,300 | 5,525 |
| Minnesota, Series A, GO, 5.00%, 8/1/18 | 10,000 | 10,585 |
| Minnesota, Series A, GO, 5.00%, 8/1/26 | 5,320 | 6,553 |
| Minnesota, Series D, GO, 5.00%, 8/1/21 | 3,220 | 3,718 |
| Minnesota, Series D, GO, 5.00%, 8/1/27 | 7,875 | 9,481 |
| Minnesota, Series E, GO, 5.00%, 10/1/17 | 5,600 | 5,742 |
| Minnesota, Series E, GO, 5.00%, 10/1/18 | 5,600 | 5,962 |
| Minnesota, Various Purpose, Series A, GO, 5.00%, 8/1/19 | 5,425 | 5,937 |
| | | 53,503 |
| **Mississippi 0.8%** | | |
| Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/18 | 1,720 | 1,779 |
| Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/19 | 1,750 | 1,869 |
| Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/20 | 1,750 | 1,921 |
| Mississippi Dev. Bank, Laurel Highway, Series B 4.00%, 1/1/20 | 1,485 | 1,589 |

| | | |
|---|---|---|
| Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/19 | 1,230 | 1,313 |
| Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/20 | 1,750 | 1,921 |
| Mississippi Hosp. Equipment Fac. Auth., Northern Mississippi Health Services, Series 1, 5.00%, 10/1/17 | 5,290 | 5,416 |
| | | 15,808 |
| **Missouri 0.3%** | | |
| Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/17 | 675 | 680 |
| Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/18 | 3,375 | 3,541 |
| Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/18 | 960 | 1,007 |
| | | 5,228 |
| **Nevada 0.4%** | | |
| Clark County School Dist., Series C, GO, 5.00%, 6/15/17 (3) | 2,000 | 2,026 |
| Nevada, Unemployment Compensation Fund, 5.00%, 6/1/17 | 6,000 | 6,068 |
| | | 8,094 |
| **New Jersey 1.9%** | | |
| New Jersey Economic Dev. Auth., School Fac. Construction Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (2) | 990 | 1,032 |
| New Jersey Economic Dev. Auth., School Fac. Construction Unrefunded Balance, Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (2) | 10 | 10 |
| New Jersey EFA, Princeton Univ., Series B, 5.00%, 7/1/20 | 4,000 | 4,503 |
| New Jersey EFA, Princeton Univ., Series B, 5.00%, 7/1/21 | 2,660 | 3,072 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/18 | 1,750 | 1,840 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/19 (1) | 1,450 | 1,581 |

| | | |
|---|---|---|
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/25 | 5,000 | 5,584 |
| New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17 | 1,000 | 1,014 |
| New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/18 | 1,250 | 1,302 |
| New Jersey Higher Ed. Student Assistance Auth., Series A 5.25%, 6/1/20 | 1,900 | 2,033 |
| New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 5.00%, 6/1/17 | 1,060 | 1,070 |
| New Jersey Transportation Trust Fund Auth., Highway Reimbursement, Series A1, 5.00%, 6/15/20 | 6,750 | 7,265 |
| New Jersey Transportation Trust Fund Auth., Series B 5.00%, 6/15/17 | 2,000 | 2,021 |
| New Jersey Transportation Trust Fund Auth., Series B-3 5.00%, 12/15/18 | 1,635 | 1,712 |
| New Jersey Transportation Trust Fund Auth., Series C 5.50%, 12/15/17 (6) | 4,000 | 4,139 |
| New Jersey Turnpike Auth., Series A, 5.00%, 1/1/19 | 500 | 536 |
| | | 38,714 |
| **New York 15.1%** | | |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/17 | 200 | 203 |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/20 | 760 | 837 |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/21 | 1,700 | 1,904 |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/22 | 975 | 1,105 |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/23 | 850 | 966 |
| Brooklyn Arena Local Dev. Corp., Barclays Center Series A, 5.00%, 7/15/24 | 1,600 | 1,825 |

| | | |
|---|---|---|
| Build New York City Resource Corp., YMCA of Greater New York 5.00%, 8/1/17 | 650 | 661 |
| Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/17 | 300 | 304 |
| Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/18 | 320 | 334 |
| Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/19 | 395 | 423 |
| Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/18 | 4,400 | 4,625 |
| Dormitory Auth. of the State of New York, Orange Regional Medical Center, 4.00%, 12/1/18 (7) | 1,000 | 1,035 |
| Dormitory Auth. of the State of New York, Orange Regional Medical Center, 4.00%, 12/1/19 (7) | 1,000 | 1,048 |
| Dormitory Auth. of the State of New York, Orange Regional Medical Center, 4.00%, 12/1/21 (7) | 1,500 | 1,595 |
| Dormitory Auth. of the State of New York, Pace Univ., Series A 4.00%, 5/1/18 (1) | 30 | 31 |
| Dormitory Auth. of the State of New York, Pace Univ., Series A 4.00%, 5/1/18 | 1,200 | 1,228 |
| Dormitory Auth. of the State of New York, Personal Income Tax General Purpose Bond, Series A, 5.00%, 12/15/20 | 5,000 | 5,689 |
| Dormitory Auth. of the State of New York, Personal Income Tax General Purpose Bond, Series A, 5.00%, 12/15/23 | 3,400 | 3,977 |
| Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 2/15/20 | 3,550 | 3,947 |
| Dormitory Auth. of the State of New York, Personal Income Tax Series E, 5.00%, 8/15/18 | 6,000 | 6,358 |
| Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/18 | 2,500 | 2,611 |
| Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/21 | 4,000 | 4,589 |
| Metropolitan Transportation Auth., Series D, 5.00%, 11/15/17 | 6,955 | 7,167 |
| Metropolitan Transportation Auth., Series D, 5.00%, 11/15/20 | 5,000 | 5,649 |
| Metropolitan Transportation Auth., Series D, 5.00%, 11/15/21 | 3,750 | 4,331 |

| | | |
|---|---|---|
| Metropolitan Transportation Auth., Series D-2B 1.138%, 11/1/32 (Tender 5/15/18) | 3,700 | 3,701 |
| Metropolitan Transportation Auth., Series F, 5.00%, 11/15/18 | 3,355 | 3,586 |
| Metropolitan Transportation Auth., Series G, 5.00%, 11/15/17 | 5,000 | 5,152 |
| Metropolitan Transportation Auth., Series H, 5.00%, 11/15/18 | 4,800 | 5,130 |
| Metropolitan Transportation Auth., Series H, 5.00%, 11/15/19 | 2,310 | 2,541 |
| Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/17 | 660 | 669 |
| Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/19 | 3,730 | 4,029 |
| Nassau County Local Economic Assistance Corp., Winthrop Univ. Hosp., 4.00%, 7/1/17 | 650 | 656 |
| Nassau County Local Economic Assistance Corp., Winthrop Univ. Hosp., 5.00%, 7/1/22 | 1,000 | 1,138 |
| New York City, Series B, GO, 5.00%, 8/1/17 | 2,530 | 2,576 |
| New York City, Series C, GO, 5.00%, 8/1/22 | 8,755 | 10,209 |
| New York City, Series C, GO, 5.00%, 8/1/23 | 10,000 | 11,798 |
| New York City, Series D, GO, 5.00%, 8/1/17 | 3,000 | 3,055 |
| New York City, Series D, GO, 5.00%, 8/1/24 | 10,000 | 11,666 |
| New York City, Series E, GO, 5.00%, 8/1/21 | 6,000 | 6,748 |
| New York City, Series G, GO, 5.00%, 8/1/17 | 1,390 | 1,416 |
| New York City, Series G, GO, 5.00%, 8/1/21 | 4,400 | 5,048 |
| New York City, Series H, GO, 5.00%, 8/1/20 | 5,575 | 6,263 |
| New York City, Series H-A, GO, 5.00%, 3/1/17 | 1,840 | 1,841 |
| New York City Municipal Water Fin. Auth., Water & Sewer 5.00%, 6/15/19 | 5,000 | 5,167 |
| New York City Transitional Fin. Auth., Future Tax, Series A 5.00%, 11/1/18 | 9,125 | 9,738 |
| New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/18 | 6,000 | 6,403 |
| New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/19 | 5,000 | 5,512 |

| | | |
|---|---|---|
| New York City Transitional Fin. Auth., Future Tax, Series C 4.00%, 11/1/17 | 2,000 | 2,044 |
| New York City Transitional Fin. Auth., Future Tax, Series C 5.00%, 11/1/18 | 5,810 | 6,200 |
| New York City Transitional Fin. Auth., Futures Tax, Series F-1 5.00%, 5/1/22 | 10,000 | 11,675 |
| New York State Housing Fin. Agency, 160 Madison Ave. Series A, VRDN, 0.60%, 11/1/46 | 575 | 575 |
| New York State Thruway Auth., Series A, 5.00%, 5/1/19 | 21,900 | 23,684 |
| New York State Thruway Auth., Series I, 5.00%, 1/1/20 | 1,445 | 1,591 |
| New York State Transportation Dev. Corp., American Airlines 5.00%, 8/1/21 (4) | 1,850 | 1,969 |
| New York State Transportation Dev. Corp., Terminal One Group 5.00%, 1/1/23 (4) | 3,500 | 3,983 |
| New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/18 | 5,000 | 5,217 |
| New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/21 | 20,000 | 22,867 |
| New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/23 | 7,100 | 8,392 |
| New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/24 | 3,275 | 3,894 |
| New York State Urban Dev. Corp., Personal Income Tax Series C, 5.00%, 12/15/19 | 3,190 | 3,530 |
| Port Auth. of New York & New Jersey, Series 186 5.00%, 10/15/22 (4) | 6,850 | 7,934 |
| Sales Tax Asset Receivable Corp., Series A, 5.00%, 10/15/22 | 3,310 | 3,915 |
| Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/20 | 345 | 382 |
| Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/17 | 3,500 | 3,539 |
| Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/18 | 6,300 | 6,624 |
| Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/18 | 2,500 | 2,676 |
| Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/19 | 2,000 | 2,214 |

| | | |
|---|---|---|
| TSASC, Series A, 5.00%, 6/1/24 | 3,700 | 4,261 |
| | | 303,650 |
| **North Carolina 4.9%** | | |
| Charlotte, Series A, GO, 5.00%, 7/1/20 | 3,030 | 3,407 |
| Charlotte, Water & Sewer, 5.00%, 7/1/21 | 2,000 | 2,306 |
| Mecklenburg County, Series A, GO, 5.00%, 8/1/19 | 1,200 | 1,314 |
| North Carolina, Series A, GO, 5.00%, 6/1/18 | 12,500 | 13,156 |
| North Carolina, Series A, GO, 5.00%, 6/1/20 | 9,000 | 10,102 |
| North Carolina, Series E, GO, 5.00%, 5/1/18 | 2,500 | 2,623 |
| North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (1)(8) | 15,055 | 15,713 |
| North Carolina Eastern Municipal Power Agency, Series A 5.25%, 1/1/20 (Prerefunded 1/1/18) (2) | 10,835 | 11,239 |
| North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/26 (Prerefunded 1/1/19) (2) | 1,400 | 1,502 |
| North Carolina Eastern Municipal Power Agency, Series D 5.00%, 1/1/23 (Prerefunded 7/1/22) (2) | 10,430 | 12,245 |
| North Carolina Medical Care Commission, Duke Univ. Health Series A, 5.00%, 6/1/42 (Prerefunded 6/1/19) (2) | 7,975 | 8,677 |
| North Carolina Medical Care Commission, Moses Cone Health Series B, VRDN, 0.56%, 10/1/35 | 5,800 | 5,800 |
| North Carolina Medical Care Commission, Southminster 4.00%, 10/1/19 | 70 | 72 |
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/20 | 105 | 112 |
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/21 | 120 | 129 |
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/22 | 215 | 231 |
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/23 | 150 | 162 |
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/24 | 180 | 194 |

| | | |
|---|---|---|
| North Carolina Medical Care Commission, Southminster 5.00%, 10/1/25 | 125 | 135 |
| North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/18 | 1,350 | 1,438 |
| North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/23 | 2,000 | 2,297 |
| North Carolina Municipal Power Agency #1, Catawba Electric Series E, 5.00%, 1/1/23 | 1,500 | 1,737 |
| Wake County, Public Improvement, GO, 5.00%, 9/1/21 | 2,810 | 3,254 |
| | | 97,845 |
| **Ohio 1.0%** | | |
| Columbus, Series A, GO, 5.00%, 2/15/19 | 5,860 | 6,317 |
| Franklin County Hosp., Trinity Health Credit Group 0.75%, 12/1/46 (Tender 3/1/17) | 5,500 | 5,500 |
| Hamilton County, Life Enriching Communities, 4.00%, 1/1/19 | 175 | 182 |
| Hamilton County, Life Enriching Communities, 4.00%, 1/1/20 | 200 | 211 |
| Hamilton County, Life Enriching Communities, 4.00%, 1/1/21 | 150 | 159 |
| Hamilton County, Life Enriching Communities, 5.00%, 1/1/22 | 100 | 110 |
| Hamilton County, Life Enriching Communities, 5.00%, 1/1/23 | 100 | 111 |
| Hamilton County, Life Enriching Communities, 5.00%, 1/1/24 | 150 | 165 |
| Hamilton County, Life Enriching Communities, 5.00%, 1/1/25 | 200 | 219 |
| Hamilton County, Life Enriching Communities, 5.00%, 1/1/26 | 150 | 164 |
| Ohio, Infrastructure, Series B, GO, 5.00%, 9/1/18 | 6,360 | 6,754 |
| | | 19,892 |
| **Oklahoma 0.3%** | | |
| Norman Regional Hosp. Auth., 4.00%, 9/1/18 | 675 | 701 |
| Norman Regional Hosp. Auth., 5.00%, 9/1/20 | 1,820 | 2,013 |
| Norman Regional Hosp. Auth., 5.00%, 9/1/21 | 1,675 | 1,886 |

| | | |
|---|---|---|
| Norman Regional Hosp. Auth., 5.00%, 9/1/22 | 1,675 | 1,904 |
| | | 6,504 |
| **Pennsylvania 1.5%** | | |
| Butler County Hosp. Auth., 4.00%, 7/1/20 | 1,175 | 1,262 |
| Butler County Hosp. Auth., 4.00%, 7/1/21 | 325 | 353 |
| Butler County Hosp. Auth., 5.00%, 7/1/22 | 315 | 359 |
| Butler County Hosp. Auth., 5.00%, 7/1/23 | 355 | 408 |
| Butler County Hosp. Auth., 5.00%, 7/1/24 | 1,000 | 1,151 |
| Delaware River Joint Toll Bridge Commission, Series A 3.00%, 7/1/17 | 250 | 252 |
| Pennsylvania, GO, 5.00%, 9/15/22 | 10,250 | 11,794 |
| Pennsylvania Economic Dev. Fin. Auth., Waste Management 1.20%, 8/1/45 (Tender 5/1/17) (4) | 3,000 | 3,000 |
| Philadelphia Airport, Series C, 5.00%, 6/15/17 (4) | 7,525 | 7,617 |
| Philadelphia Gas Works, Series 14, 5.00%, 10/1/22 | 3,800 | 4,333 |
| | | 30,529 |
| **Rhode Island 0.6%** | | |
| Rhode Island Commerce Corp., GAN, Series A, 5.00%, 6/15/19 | 825 | 892 |
| Rhode Island Commerce Corp., GAN, Series A, 5.00%, 6/15/20 | 1,050 | 1,165 |
| Rhode Island Commerce Corp., GAN, Series A, 5.00%, 6/15/21 | 3,125 | 3,535 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/19 | 925 | 972 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/20 | 1,355 | 1,441 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/22 | 550 | 589 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/23 | 550 | 586 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/24 | 1,290 | 1,363 |

| | | |
|---|---|---|
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/25 | 415 | 437 |
| Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/26 | 450 | 473 |
| | | 11,453 |
| **South Carolina 1.7%** | | |
| Piedmont Municipal Power Agency, Electric, Series A 5.00%, 1/1/23 | 2,080 | 2,404 |
| South Carolina, Series A, GO, 5.00%, 10/1/20 | 5,010 | 5,675 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 4.50%, 11/1/17 | 1,200 | 1,230 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/18 | 4,500 | 4,788 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/19 | 2,450 | 2,686 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/20 | 2,500 | 2,812 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/24 | 3,000 | 3,433 |
| South Carolina Public Service, Series C, 5.00%, 12/1/21 | 10,000 | 11,466 |
| | | 34,494 |
| **Tennessee 1.8%** | | |
| Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/17 | 500 | 510 |
| Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/20 | 500 | 545 |
| Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/22 | 1,045 | 1,167 |
| Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/23 | 650 | 728 |
| Tennessee, Series A, GO, 5.00%, 8/1/18 | 4,000 | 4,236 |

| | | |
|---|---|---|
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series A, 5.25%, 9/1/17 | 7,565 | 7,715 |
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series A, 5.25%, 9/1/18 | 2,950 | 3,116 |
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series A, 5.25%, 9/1/19 | 4,155 | 4,516 |
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series C, 5.00%, 2/1/19 | 9,650 | 10,275 |
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series C, 5.00%, 2/1/22 | 1,300 | 1,454 |
| Tennessee Energy Acquisition Corp., Goldman Sachs, Gas Series C, 5.00%, 2/1/23 | 1,000 | 1,122 |
| | | 35,384 |
| **Texas 10.4%** | | |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/18 | 250 | 258 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/19 | 750 | 797 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/23 | 995 | 1,129 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/24 | 1,025 | 1,161 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/25 | 1,195 | 1,359 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/26 | 805 | 915 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/28 | 850 | 950 |
| Central Texas Regional Mobility Auth., 6.00%, 1/1/41 (Prerefunded 1/1/21) (2) | 2,000 | 2,343 |
| Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/18 | 500 | 516 |
| Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/20 | 400 | 436 |
| Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/21 | 500 | 555 |
| Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/20 | 1,455 | 1,651 |
| Dallas-Fort Worth Int'l. Airport, Series A, 5.00%, 11/1/19 | 1,250 | 1,371 |
| Dallas-Fort Worth Int'l. Airport, Series C, 5.00%, 11/1/20 | 1,000 | 1,123 |
| Dallas-Fort Worth Int'l. Airport, Series F, 5.00%, 11/1/25 (4) | 8,000 | 8,849 |
| Garland Independent School Dist., GO, 5.00%, 2/15/23 | 11,470 | 12,962 |

| | | |
|---|---|---|
| Harris County Cultural Ed. Fac., Texas Children's Hosp.<br>5.00%, 10/1/28 | 3,110 | 3,623 |
| Houston, Pubic Improvement, Series A, GO, 5.00%, 3/1/19 | 2,470 | 2,663 |
| Lower Colorado River Auth., Series A, 5.00%, 5/15/21 | 2,025 | 2,305 |
| Lower Colorado River Auth., Series B, 5.00%, 5/15/17 | 5,750 | 5,803 |
| Lower Colorado River Auth., Series D, 5.00%, 5/15/17 | 2,350 | 2,371 |
| Lower Colorado River Auth., Series D, 5.00%, 5/15/20 | 5,000 | 5,546 |
| Mission Texas Economic Dev. Corp, Republic Services<br>1.25%, 1/1/26 (Tender 5/1/17) (4) | 2,000 | 2,000 |
| North East Independent School Dist., GO, 5.00%, 2/1/19 | 9,140 | 9,839 |
| North East Independent School Dist., GO, 5.00%, 2/1/20 | 4,575 | 5,079 |
| North Texas Tollway Auth., 1st Tier, 5.00%, 1/1/20 | 2,500 | 2,754 |
| North Texas Tollway Auth., 1st Tier, Series 2014A<br>5.00%, 1/1/22 | 1,200 | 1,375 |
| North Texas Tollway Auth., 1st Tier, Series 2016A<br>5.00%, 1/1/22 | 1,175 | 1,347 |
| North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/23 | 2,070 | 2,407 |
| North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/27 | 1,425 | 1,637 |
| North Texas Tollway Auth., 1st Tier, Series B, 5.00%, 1/1/21 | 350 | 395 |
| North Texas Tollway Auth., 1st Tier, Series B, 5.00%, 1/1/22 | 500 | 573 |
| Plano Independent School Dist., Series A, GO, 5.00%, 2/15/20 | 4,450 | 4,946 |
| Plano Independent School Dist., Series A, GO, 5.00%, 2/15/21 | 4,450 | 5,074 |
| Plano Independent School Dist., Series A, GO, 5.00%, 2/15/22 | 1,775 | 2,061 |
| Richardson Independent School Dist., Series A<br>5.00%, 2/15/18 | 3,085 | 3,212 |
| Sam Rayburn Municipal Power Agency, 5.00%, 10/1/17 | 3,250 | 3,328 |
| San Antonio, General Improvement, GO, 5.00%, 2/1/19 | 1,000 | 1,077 |
| San Antonio, GO, 5.00%, 2/1/22 | 13,500 | 15,679 |
| San Antonio Electric & Gas, 5.00%, 2/1/18 | 5,635 | 5,857 |
| San Antonio Electric & Gas, 5.00%, 2/1/20 | 10,000 | 11,116 |
| San Antonio Electric & Gas, 5.00%, 2/1/23 | 4,380 | 5,158 |

| | | |
|---|---|---|
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/17 (1) | 145 | 148 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.00%, 8/15/17 (1) | 1,805 | 1,841 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/18 (1) | 3,285 | 3,481 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.00%, 8/15/18 (1) | 260 | 276 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/19 (1) | 320 | 350 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.00%, 8/15/19 (1) | 4,040 | 4,422 |
| Texas, Series A, GO, 5.00%, 10/1/19 | 2,525 | 2,779 |
| Texas, Series A, GO, 5.00%, 10/1/20 | 3,000 | 3,394 |
| Texas, Series B1, GO, 5.00%, 8/1/19 | 5,995 | 6,557 |
| Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 5.625%, 12/15/17 | 750 | 774 |
| Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 6.25%, 12/15/26 | 13,000 | 15,386 |
| Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/24 | 3,400 | 3,757 |
| Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/27 | 7,185 | 7,789 |
| Texas PFA, Unemployment, Series B, 4.00%, 7/1/17 | 2,200 | 2,207 |
| Texas Transportation Commission, 1st Tier, 5.00%, 10/1/23 | 7,325 | 8,728 |
| Univ. of Texas, Series I, 5.00%, 8/15/21 | 3,000 | 3,461 |
| | | 208,950 |
| **Utah 0.6%** | | |
| Intermountain Power Agency, Series A, 5.00%, 7/1/18 | 2,400 | 2,530 |
| Murray City, IHC Health, Series D, VRDN, 0.55%, 5/15/36 | 2,500 | 2,500 |
| Riverton Hosp., IHC Health, 5.00%, 8/15/20 | 2,000 | 2,188 |

| | | |
|---|---|---|
| Utah, GO, 5.00%, 7/1/18 | 3,825 | 4,039 |
| | | 11,257 |
| **Virginia 6.5%** | | |
| Arlington County, Series C, GO, 5.00%, 8/15/20 | 2,525 | 2,851 |
| Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/18 | 1,150 | 1,209 |
| Botetourt County, Glebe, Series A, 3.00%, 7/1/17 | 185 | 186 |
| Chesterfield County, Series B, GO, 5.00%, 1/1/21 | 2,160 | 2,461 |
| Fairfax County, Series A, GO, 5.00%, 10/1/20 | 1,700 | 1,926 |
| Fairfax County Economic Dev. Auth., Gov't. Center Properties 5.00%, 5/15/18 | 2,035 | 2,137 |
| Fairfax County Economic Dev. Auth., Joint Public Uses Complex Project, 5.00%, 5/15/18 | 5,150 | 5,409 |
| Fairfax County Economic Dev. Auth., Laurel Hill Public Fac. Series A, 5.00%, 6/1/17 | 2,905 | 2,938 |
| Fairfax County Economic Dev. Auth., Route 28 Transportation 4.00%, 4/1/17 | 2,375 | 2,382 |
| Fairfax County IDA, Inova Health, Series A, 4.00%, 5/15/18 | 450 | 467 |
| Fairfax County IDA, Inova Health, Series A, 5.00%, 5/15/19 | 200 | 217 |
| Fredericksburg Economic Dev. Auth., Medicorp Health 5.00%, 6/15/17 | 1,675 | 1,691 |
| Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/18 | 1,400 | 1,473 |
| Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/19 | 1,000 | 1,085 |
| Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 7/1/22 | 850 | 998 |
| Loudoun County, Series B, GO, 5.00%, 12/1/20 | 2,250 | 2,560 |
| Loudoun County IDA, Roads & Public Fac., 5.00%, 12/1/18 | 2,965 | 3,176 |
| Norfolk Water, 5.00%, 11/1/20 | 1,000 | 1,133 |
| Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/18 | 2,500 | 2,631 |
| Roanoke Economic Dev. Auth., Carilion Clinic, Series B 5.00%, 7/1/18 (6) | 800 | 842 |

| | | |
|---|---|---|
| Virginia College Building Auth., 21st Century College & Equipment Programs, Series A, 5.00%, 2/1/19 | 7,000 | 7,535 |
| Virginia College Building Auth., 21st Century College & Equipment Programs, Series B, 5.00%, 2/1/19 | 1,800 | 1,937 |
| Virginia College Building Auth., Ed. Fac., Series A 5.00%, 2/1/18 | 8,340 | 8,666 |
| Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/17 | 1,155 | 1,181 |
| Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/18 | 2,120 | 2,252 |
| Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/21 | 2,045 | 2,363 |
| Virginia College Building Auth., Public Higher Ed. Fin. Program Series B, 5.00%, 9/1/23 | 4,000 | 4,757 |
| Virginia Public Building Auth., Series A, 5.00%, 8/1/22 | 5,135 | 5,893 |
| Virginia Public Building Auth., Series C, 5.00%, 8/1/17 | 2,895 | 2,949 |
| Virginia Public School Auth., 1997 Resolution, Series B, GO 5.00%, 8/1/18 | 9,375 | 9,926 |
| Virginia Public School Auth., 1997 Resolution, Series B, GO 5.00%, 8/1/21 | 2,800 | 3,230 |
| Virginia Public School Auth., Series B, GO, 5.00%, 8/1/22 | 3,255 | 3,821 |
| Virginia Resources Auth., Clean Water, Series A 5.00%, 10/1/17 | 1,000 | 1,026 |
| Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/17 | 1,630 | 1,676 |
| Virginia Transportation Board, 5.00%, 5/15/21 | 7,965 | 9,164 |
| Virginia Transportation Board, 5.00%, 5/15/22 | 5,745 | 6,735 |
| Virginia Transportation Board, 5.00%, 5/15/24 | 8,510 | 10,223 |
| Virginia Transportation Board, Federal Highway, GAN Series A, 5.00%, 9/15/17 | 4,885 | 5,001 |
| Winchester, Public Improvement, GO, 5.00%, 9/1/17 | 4,355 | 4,451 |
| | | 130,558 |

| | | |
|---|---|---|
| **Washington 3.5%** | | |
| Central Puget Sound Regional Transit Auth., Series P1 5.00%, 2/1/18 | 4,000 | 4,159 |
| Energy Northwest Electric, Series A, 5.00%, 7/1/27 | 2,800 | 3,322 |
| Seattle, Municipal Light & Power Improvement, Series A 5.00%, 6/1/20 (6) | 5,500 | 6,164 |
| Washington, Motor Vehicle Fuel, Series R-2011C, GO 5.00%, 7/1/19 | 2,170 | 2,366 |
| Washington, Series A1, GO, 5.00%, 8/1/27 | 4,370 | 5,183 |
| Washington, Series C, GO, 5.00%, 2/1/22 | 8,485 | 9,845 |
| Washington, Series C, GO, 5.00%, 2/1/23 | 5,865 | 6,907 |
| Washington, Series R-2014A, GO, 5.00%, 7/1/18 | 10,000 | 10,554 |
| Washington, Series R-2017A, GO, 5.00%, 8/1/21 | 10,000 | 11,531 |
| Washington, Various Purpose, Series 2013A, GO 5.00%, 8/1/19 | 1,375 | 1,503 |
| Washington, Various Purpose, Series A, GO, 5.00%, 8/1/19 | 3,870 | 4,232 |
| Washington, Various Purpose, Series A, GO, 5.00%, 8/1/21 | 3,450 | 3,978 |
| | | 69,744 |
| **Wisconsin 1.7%** | | |
| Univ. of Wisconsin Hosp. & Clinics Auth., Series A 5.00%, 4/1/19 | 1,345 | 1,454 |
| Wisconsin, Series 2, GO, 5.00%, 5/1/18 | 27,475 | 28,823 |
| Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/17 | 700 | 722 |
| Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/19 | 950 | 1,045 |
| Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/20 | 400 | 450 |
| Wisconsin State Transportation, Series I, 5.00%, 7/1/19 (3) | 2,305 | 2,514 |
| | | 35,008 |
| Total Municipal Securities (Cost $1,974,983) | | 1,990,947 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $1,974,983) | $ 1,990,947 |
| Interest receivable | 21,901 |
| Receivable for shares sold | 2,504 |
| Cash | 96 |
| Other assets | 85 |
| Total assets | 2,015,533 |
| **Liabilities** | |
| Payable for shares redeemed | 3,266 |
| Payable for investment securities purchased | 3,175 |
| Investment management fees payable | 602 |
| Due to affiliates | 35 |
| Other liabilities | 749 |
| Total liabilities | 7,827 |
| **NET ASSETS** | $ 2,007,706 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 97 |
| Accumulated undistributed net realized loss | (484) |
| Net unrealized gain | 15,964 |
| Paid-in capital applicable to 359,516,561 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized | 1,992,129 |
| **NET ASSETS** | $ 2,007,706 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($1,926,775,336 / 345,025,606 shares outstanding)** | $ 5.58 |
| **Advisor Class** | |
| **($11,575,462 / 2,075,542 shares outstanding)** | $ 5.58 |
| **I Class** | |
| **($69,355,298 / 12,415,413 shares outstanding)** | $ 5.59 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 2/28/17 | 2/29/16 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 27,894 | $ 28,732 |
| Net realized gain (loss) | 318 | (355) |
| Change in net unrealized gain / loss | (33,271) | 3,883 |
| Increase (decrease) in net assets from operations | (5,059) | 32,260 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (27,628) | (28,650) |
| Advisor Class | (108) | (70) |
| I Class | (149) | – |
| Net realized gain | | |
| Investor Class | – | (148) |
| Decrease in net assets from distributions | (27,885) | (28,868) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 506,219 | 432,657 |
| Advisor Class | 14,549 | 4,183 |
| I Class | 71,289 | – |
| Distributions reinvested | | |
| Investor Class | 22,043 | 23,021 |
| Advisor Class | 107 | 68 |
| I Class | 9 | – |
| Shares redeemed | | |
| Investor Class | (660,134) | (486,164) |
| Advisor Class | (9,766) | (7,839) |
| I Class | (2,261) | – |
| Decrease in net assets from capital share transactions | (57,945) | (34,074) |
| **Net Assets** | | |
| Decrease during period | (90,889) | (30,682) |
| Beginning of period | 2,098,595 | 2,129,277 |
| **End of period** | **$ 2,007,706** | **$ 2,098,595** |
| Undistributed net investment income | 97 | 165 |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Short-Intermediate Fund (Investor Class), the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), and the Tax-Free Short-Intermediate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 28, 2017, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended February 28, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $578,880,000 and $561,367,000, respectively, for the year ended February 28, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended February 28, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2017 and February 29, 2016, were characterized for tax purposes as follows:

At February 28, 2017, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended February 28, 2017, the fund utilized $377,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2017, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through June 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.85%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until June 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended February 28, 2017, the I Class operated below its expense limitation.

Pursuant to these agreements, $2,000 of expenses were repaid to Price Associates during the year ended February 28, 2017. At February 28, 2017, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2017, expenses incurred pursuant to these service agreements were $74,000 for Price Associates and $233,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 28, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 34,412,351 shares of the Investor Class, representing 10% of the Investor Class’s net assets and 45,208 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $42,780,000 and $32,900,000, respectively, with net realized gain of $0 for the year ended February 28, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) at February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 2/28/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$77,000 from short-term capital gains

●	$100,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

●	$27,730,000 which qualified as exempt-interest dividends

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank
1983	North America (2004 to present); Director, Vornado Real Estate
[187]	Investment Trust (2004 to 2012); Director, Under Armour (2008
to present); Director, Brixmor Real Estate Investment Trust (2012
to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[187]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[187]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[187]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	Tax-Free Short-Intermediate Fund
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free
Short-Intermediate Fund	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marianna Korpusova, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, The University of
Chicago (to 2014)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Assistant Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,840,000 and $2,042,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 19, 2017